[FORM OF] OLD REPUBLIC INTERNATIONAL CORPORATION PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT (2022 INCENTIVE COMPENSATION PLAN) THIS PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT, (this “Agreement”), dated as of [ ] (the “Date of Grant”), is made by and between Old Republic International Corporation, a Delaware corporation (the “Company”), and [ ] (the “Grantee” or “you” or “your”). WHEREAS, Grantee is employed by the Company or an Affiliate; WHEREAS, as a matter of separate inducement and agreement in connection with Grantee’s employment, and not in lieu of any salary or other compensation for Grantee’s services, the Company desires to enter into this Agreement with Grantee; and WHEREAS, the Company desires to grant to Grantee, subject to the restrictions set forth herein and the Company’s 2022 Incentive Compensation Plan (the “Plan”), the number of Performance-Based Restricted Stock Units (“PSUs”), as set forth below. NOW, THEREFORE, in consideration of the recitals and the mutual agreements herein contained, the parties hereto agree as follows: ARTICLE I GRANT OF PERFORMANCE-BASED RESTRICTED STOCK UNITS 1.1 Award of PSUs. As of the Date of Grant, the Company hereby grants to you [ ] PSUs (the “Award”) valued at $[ ] at market close on [ ], on the terms and conditions set forth in this Agreement. Each PSU represents the right to receive one share of Stock (“Share”), as set forth in this Agreement. 1.2 Award of Dividend Equivalents. The Company hereby grants to Grantee, with respect to each PSU, a Dividend Equivalent for dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable PSU is settled, forfeited, or otherwise expires. Each Dividend Equivalent entitles Grantee to receive the equivalent value of any such dividends paid on a single Share during the applicable vesting period. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account on the applicable dividend payment date with the amount of any such cash paid. No interest will accrue on the Dividend Equivalents. Any and all Dividend Equivalents with respect to the PSUs that are forfeited shall also be forfeited and not deemed earned by nor distributed to Grantee.

2 ARTICLE II TERMS AND CONDITIONS OF AWARD The grant of PSUs provided in Article I shall be subject to the following terms, conditions, and restrictions: 2.1 Plan. This Award is issued under the Plan and is subject to the terms and conditions set forth in the Plan. In the event of a conflict between the terms of this Agreement and the Plan, the terms of the Plan shall control. Any capitalized term used in this Agreement that is not defined herein shall have the meaning set forth in the Plan. You acknowledge receiving a copy of the Plan. 2.2 Performance Period. The Performance Period to which this Award relates is the three (3) year period beginning January 1, 2024, and ending December 31, 2026. 2.3 Vesting; Forfeiture. (a) Vesting. The PSUs shall vest subject to the achievement by the Company of the Performance Goals set forth in Exhibit A to this Agreement, which are incorporated herein by reference, over the Performance Period provided in Section 2.2, as determined by the Committee and subject to your continued employment or service through the end of the Performance Period, except as otherwise provided in (b) below. No part of this Award will be paid until the Committee determines that the Performance Goals have been attained for the Performance Period and the amount that shall be payable with respect to the Award. The Plan contains additional terms that apply upon the consummation of a Change of Control that depend on whether this Award is assumed or not in the transaction. (b) Forfeiture. In the event of Grantee’s separation from service from the Company and all Affiliates for any reason prior to the end of the Performance Period, all PSUs held by Grantee shall be automatically forfeited by Grantee as of the date of termination, unless such termination was due to (i) Grantee’s retirement due to Disability; (ii) Grantee’s death; (iii) the Company’s divestiture of the Affiliate that employs Grantee as described in the Plan; or (iv) Grantee is an employee of the Company and/or its Affiliates and Grantee retires in good standing on or after attaining age 65 and with 10 years of service with the Company and/or its Affiliates subject to Grantee’s ongoing compliance with any restrictive covenants contained in any agreement with, or any plan, policy, or program of, the Company and/or its Affiliates (if such an exception to forfeiture applies, Grantee is considered “Continued Vesting Eligible”). Any PSUs forfeited pursuant to this Agreement shall be forfeited without payment of any consideration by the Company, and neither Grantee nor any of Grantee’s successors, heirs, assigns or personal representatives shall thereafter have any further rights or interests in such PSUs. 2.4 Settlement. Vested PSUs and Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid on or before the 90th day following both (i) the end of the Performance Period, and (ii) certification by the Committee that the Performance Goals and any other material terms of this Award and the Plan have been satisfied (the “Settlement Date”). The vested PSUs will be paid to Grantee in whole shares of Stock, with any fractional share of Stock paid in cash, and vested Dividend Equivalents (including any Dividend Equivalent Account

3 balance) will be paid to Grantee in cash, each subject to applicable withholding. The Stock shall be valued at Fair Market Value as of the date the Committee directs payments to be made. ARTICLE III MISCELLANEOUS 3.1 Rights as Shareholder. Unless and until any shares of Stock are issued in settlement of the Award, the Award shall not confer to Grantee any rights or status as a stockholder of the Company. 3.2 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if you are subject to Section 16 of the Exchange Act (those associates who are members of the Old Republic International Corporation Office of the Chief Executive Officer), the Plan, the PSUs, the Dividend Equivalents, and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. 3.3 Form 10K and 10Q. You acknowledge having received (or having accessed through the SEC’s EDGAR website) a copy of the Company’s most recent Form 10K and 10Q. 3.4 Receipt of Plan. Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions of the Plan and this Agreement. By accepting this Award, Grantee acknowledges and agrees that Grantee has reviewed the Plan in its entirety and has had an opportunity to obtain the advice of counsel prior to executing this Agreement and accepting the Award. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under the Plan or this Agreement. 3.5 Notices. Except as provided in Section 3.6, every notice or other communication related to this Agreement shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to both the Chief Financial Officer and the General Counsel of the Company at the principal office of the Company and, in your case, to your address appearing on the books of the Company or to your residence or to such other address as you may designate in writing. 3.6 Electronic Delivery; Online Portal. By accepting this Award, Grantee consents to receive the Plan, this Agreement, and any participant notices or communications by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or Fidelity (or any successor administrator designated by the Company). Grantee acknowledges and consents to the use of the on-line or electronic system for all administrative purposes related to this Agreement. 3.7 Withholding. In accordance with Section 12.4 of the Plan, the Company shall require the satisfaction of tax obligations by net settlement through withholding from any payment

4 of Stock required to be made in settlement of the Award an amount sufficient to satisfy such federal, state, and local withholding tax requirements. The Company shall pay to the Grantee cash in lieu of any fractional share otherwise issuable to the Grantee because of such net settlement. 3.8 No Tax, Legal, or Financial Advice. The Company and its Affiliates are not providing any tax, legal or financial advice, nor are the Company and its Affiliates making any recommendations regarding your acquisition or sale of Stock. You acknowledge that you are subject to the restrictions on trading in shares of Stock, including, without limitation, the Shares underlying this Award, set forth in the applicable Corporate Policy and Practice Memorandum included with the materials relating to this Award or this Agreement. You should consult with your own personal tax, legal and financial advisors. You acknowledge that the ultimate liability for all taxes related to this Award is and remains your responsibility. Such tax liability may exceed any amount actually withheld by the Company, if any, pursuant to the terms of the Plan. 3.9 Limitation on Grantee’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Grantee will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the PSUs and Dividend Equivalents, as and when settled pursuant to the terms of this Agreement. 3.10 No Employment or Service Obligation. Nothing contained in this Agreement shall (i) confer upon Grantee any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate Grantee’s employment or consulting or advisory relationship at any time. 3.11 Adjustment. The number of PSUs subject to this Agreement are subject to adjustment as provided for in the Plan. 3.12 Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and to you and your beneficiaries, executors, administrators, heirs, and successors. 3.13 Invalid Provision. The invalidity or unenforceability of any particular provision thereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted. 3.14 Amendment. Grantee further acknowledges and agrees that this Agreement may not be modified, amended, or revised except as provided in the Plan. 3.15 Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations, and negotiations in respect thereto.

5 3.16 Clawback/Recovery. This Agreement and any payments hereunder are subject to recoupment in accordance with any clawback policy in effect from time to time that the Company is specifically required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise specifically required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. As of the Date of Grant, the Company’s clawback policy generally provides, in the event of an accounting restatement, the Company shall seek to recover, reasonably promptly, all erroneously awarded compensation from an executive officer (those associates who are members of the Old Republic International Corporation Office of the Chief Executive Officer) during the time period covered in accordance with the Section 303A.14 of The New York Stock Exchange Listed Company Manual and Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended. Such determination of the amount of erroneously awarded compensation, in the case of an accounting restatement, will be made without regard to any individual knowledge or responsibility related to the accounting restatement or the erroneously awarded compensation. Notwithstanding the foregoing, if the Company is required to undertake an accounting restatement, the Company shall recover the erroneously awarded compensation unless the recovery is determined to be impracticable by the Compensation Committee in accordance with the clawback policy. The foregoing description is qualified by reference to the Company’s complete clawback policy, which policy is hereby incorporated herein by reference. The Company’s clawback policy may be amended or restated from time to time as required by the listing standards of any national securities exchange or association on which the Company’s securities are listed, as is otherwise specifically required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or as otherwise determined by the Committee. 3.17 Governing Law. The provisions of this Agreement shall be construed, administered, and governed under the laws of the state of Delaware and applicable federal law. Notwithstanding any other provision of this Agreement or the Plan, the Company shall have no liability to issue any shares under this Agreement or the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. 3.18 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of this Agreement and shall not be used in construing the terms of this Agreement. 3.19 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. 3.20 Section 409A. (a) It is intended that this Agreement will comply with Section 409A of the Internal Revenue Code of 1986, and the interpretive guidance thereunder (“Section 409A”), including, to the maximum extent applicable, the exceptions for (among others) short-term deferrals, certain stock rights, separation pay arrangements, and this Agreement shall be administered accordingly, and interpreted and construed on a basis consistent with such intent. To the extent that any provision of this Agreement would fail to comply with the applicable requirements of Section 409A, the Company may, in its sole and absolute discretion and without

6 requiring Grantee’s consent, make such modifications to this Agreement and/or payments to be made thereunder to the extent it determines necessary or advisable to comply with the requirements of Section 409A. Nothing in this Agreement shall be construed as a guarantee of any particular tax effect for the Award, and the Company does not guarantee that any compensation or benefits provided under this Agreement will satisfy the provisions of Section 409A. (b) Notwithstanding anything to the contrary in this Agreement, the Company may delay any payment under this Agreement that the Company reasonably determines would violate applicable law until the earliest date the Company determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A- 2(b)(7)(ii)) and further determines that the delay will not result in the imposition of excise taxes under Section 409A. (c) With respect to a Grantee who is Continued Vesting Eligible, the Settlement Date shall be treated as a fixed payment date under Treasury Regulation Section 1.409A-3(i)(1)(i). In all cases, the Settlement Date for a vested Award shall always occur in the calendar year immediately following the end of the Performance Period. [Signature Page Follows]

Signature Page to Performance-Based Restricted Stock Unit Award Agreement IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the [ ] day of [ ]. Company: Old Republic International Corporation Grantee: [ ] By: Signature Signature Title: Date: Date: Exhibit A: Performance Goals Exhibit B: 2022 Incentive Compensation Plan

A-1 EXHIBIT A PERFORMANCE GOALS For the Performance Period identified in Section 2.2 of the Award, the Award is subject to the following weighted selected Performance Criteria and Performance Goals (threshold, objective, and maximum): Selected Performance Criteria (Weight) Performance Goals Award Percentage 3-Year Average Operating ROE (50%) Less than Threshold N/A 0% Threshold [insert figure] 50% Objective [insert figure] 100% Maximum [insert figure] 200% 3-Year Book Value Per Share Annual Compound Total Return (including dividends) (50%) Less than Threshold N/A 0% Threshold [insert figure] 50% Objective [insert figure] 100% Maximum [insert figure] 200%

B-1 EXHIBIT B 2022 INCENTIVE COMPENSATION PLAN (attached)